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                                                                    EXHIBIT 23.1

The Board of Directors
Paper Warehouse, Inc.

We consent to the use of our reports incorporated herein by reference.

                                                     Grant Thornton LLP

                                                     /s/ Grant Thornton LLP

Minneapolis, Minnesota
August 9, 2000